Exhibit 99.2
October 15, 2024 Acquisition of Parker Wellbore Enhancing Nabors’ NDS Strategy

N A B O R S . C O M We often discuss expectations regarding our future markets, demand for our products and services, and our performance in our annual, quarterly, and current reports, press releases, and other written and oral statements. Such statements, including statements in this document that relate to matters that are not historical facts, are “forward-looking statements” within the meaning of the safe harbor provisions of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934. These “forward-looking statements” are based on our analysis of currently available competitive, financial and economic data and our operating plans. They are inherently uncertain, and investors should recognize that events and actual results could turn out to be significantly different from our expectations. Factors to consider when evaluating these forward-looking statements include, but are not limited to: • geopolitical events, pandemics and other macro-events and their respective and collective impact on our operations as well as oil and gas markets and prices; • fluctuations and volatility in worldwide prices of and demand for oil and natural gas; • fluctuations in levels of oil and natural gas exploration and development activities; • fluctuations in the demand for our services; • competitive and technological changes and other developments in the oil and gas and oilfield services industries; • our ability to renew customer contracts in order to maintain competitiveness; • the existence of operating risks inherent in the oil and gas and oilfield services industries; • the possibility of the loss of one or a number of our large customers; • the amount and nature of our future capital expenditures and how we expect to fund our capital expenditures; • The occurrence of cybersecurity incidents, attacks and other breaches to our information technology systems; • the impact of long-term indebtedness and other financial commitments on our financial and operating flexibility; • our access to and the cost of capital, including the impact of a further downgrade in our credit rating, covenant restrictions, availability under our revolving credit facility, and future issuances of debt or equity securities and the global interest rate environment; • our dependence on our operating subsidiaries and investments to meet our financial obligations; • our ability to retain skilled employees; • our ability to complete, and realize the expected benefits of, strategic transactions; • changes in tax laws and the possibility of changes in other laws and regulation; • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes or sanctions; and • global views on and the regulatory environment related to energy transition and our ability to implement our energy transition initiatives; • Forward Looking Statements NABORS INDUSTRIES 2 • potential long-lived asset impairments • the possibility of changes to U.S. trade policies and regulations including the imposition of trade embargoes, sanctions or tariffs; • general economic conditions, including the capital and credit markets; • uncertainty as to whether the conditions to closing the merger will be satisfied; • our ability to obtain approval of the merger from our shareholders and Parker's ability to obtain approval of the merger from its shareholders; • potential adverse reactions or changes to business relationships resulting from the announcement or completion of the merger; • expectations regarding regulatory approval of the merger; • our ability to retain key personnel of Nabors and Parker; • the diversion of management time on merger-related issues; • the combined company's ability to utilize NOLs; • the significant costs required to complete the merger and to integrate Parker's operations with our own; • whether litigation relating to the merger will occur and, if so, the results of any litigation, settlements and investigations; • our ability to realize the expected benefits of the merger with Parker; and • the effects of the business combination, including the combined company's future financial condition, results of operations, strategy and plans. Our businesses depend, to a large degree, on the level of spending by oil and gas companies for exploration, development and production activities. Therefore, sustained lower oil or natural gas prices that have a material impact on exploration, development or production activities could also materially affect our financial position, results of operations and cash flows. The above description of risks and uncertainties is by no means all-inclusive but is designed to highlight what we believe are important factors to consider. For a discussion of these factors and other risks and uncertainties, please refer to our filings with the Securities and Exchange Commission ("SEC"), including those contained in our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, which are available at the SEC's website at www.sec.gov. We undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Non-GAAP Financial Measures This presentation refers to certain “non-GAAP” financial measures, such as adjusted EBITDA, net debt, adjusted gross margin and adjusted free cash flow. The components of these non-GAAP measures are computed by using amounts that are determined in accordance with accounting principles generally accepted in the United States of America (“GAAP”).

N A B O R S . C O M Acquisition of Parker Wellbore Drives Significant Benefits Nabors Industries and Parker Wellbore 3 Expands Nabors Drilling Solutions (NDS) Incremental FCF and improves leverage metrics Strengthens international presence Enhances scale with growing franchise Adds Quail Tools to NDS portfolio

N A B O R S . C O M The Transaction Nabors Industries and Parker Wellbore 4 Nabors to acquire Parker Wellbore for: • 4.8 million shares of Nabors common stock • Assumption of $100 million of net debt • Consistent with long-term strategy • Expands Nabors Drilling Solutions meaningfully • Adds profitable growth and scale • Normalized 2024E EBITDA of $180 million • Immediately additive to adjusted free cash flow • Accretive to valuation and leverage metrics • Significant synergy potential • Agreement approved by Nabors and Parker Boards of Directors • Nabors and Parker shareholder approvals • Subject to customary closing conditions • Expected to close in 1Q 2025 Transaction Structure and Purchase Price Benefits Path to Completion

N A B O R S . C O M Drilling 39% › 10 land: 8 Int’l (6 working) and 2 Alaska (2 working) › 7 barge: 6 U.S. (1 working) and 1 Caspian (working) OWNED RIGS OPERATIONS AND MANAGEMENT SERVICES H1 2024 REVENUE › ExxonMobil Hibernia (Canada) › Cenovus West White Rose (Canada) › Hilcorp (Alaska) Well Construction 13% › Casing and Tubular Running › Onshore and Offshore H1 2024 REVENUE › #1 in Saudi Arabia › #1 in United Arab Emirates U.S. AND INTERNATIONAL Parker Wellbore’s Service Lines Nabors Industries and Parker Wellbore 5 Surface and Tubular Rentals 48% › Quail #1 in U.S. drill pipe rental › Scaling in major International markets H1 2024 REVENUE

N A B O R S . C O M Materially Growing Drilling Solutions Nabors Industries and Parker Wellbore 6 S&T 48% U.S. Drilling 16% International Drilling 23% WC 13% NDS 11% Rig Tech 7% U.S. Drilling 35% International Drilling 47% Parker Wellbore Nabors Combined $389 million $706 million $317 million NDS 19% Rig Tech 6% U.S. Drilling 32% International Drilling 43% Annualized 1H 2024 NDS Revenue Expands NDS Revenue by >120%

N A B O R S . C O M Surface and Downhole – The Leading Franchise Nabors Industries and Parker Wellbore 7 Quail Tools should benefit from market tailwinds • Lower 48 market poised for a multi-year recovery in natural gas drilling • M&A activity behind us Longer laterals leading to higher demand for drill pipe EBITDA margin of S&T segment higher than overall NDS margin, driven by Quail Tools #1 Drill Pipe Rental Provider U.S. Land Quail Tools 84% International Surface & Tubular Rentals 16%

N A B O R S . C O M Leveraging Nabors Existing Footprint and Expanding in Key Geographies Nabors Industries and Parker Wellbore 8 Present in geographies comprising >75% of global oil/hydrocarbon production Strengthens our presence in: U.S. Saudi Arabia U.A.E. Canada India Kazakhstan Combined global footprint Key combined markets

N A B O R S . C O M Improves Key Metrics, Plus Meaningful Synergies Opportunity Nabors Industries and Parker Wellbore 9 Nabors Combined(6) ($ millions) $892 $1,107 Estimated adjusted EBITDA(2) Leverage ratio 2.29x 1.93x (3) Debt to total capital 0.80x 0.71x (4) Interest coverage 4.38x 5.08x (5) Key Financial Metrics(1) Nabors 2024E* Parker 2024E Potential Synergies Estimated Total Run-rate Adjusted EBITDA Millions $ $200 $400 $600 $800 $1,000 $1,200 Estimated Adjusted EBITDA 1) These metrics are based on consensus estimates; there can be no assurance that we will meet estimates 2) Nabors 2024E adjusted EBITDA per consensus on 10/10/24 3) Net debt as of 6/30/24 divided by 2024E adjusted EBITDA per consensus on 10/10/24 4) Net debt divided by net debt plus total equity as of 6/30/24 5) 2024E adjusted EBITDA per consensus on 10/10/24 divided by interest 6) Includes synergies * Nabors 2024E adjusted EBITDA per consensus on 10/10/24 estimates. There can be no assurance we will meet such estimates.

N A B O R S . C O M Growth in Nabors Drilling Solutions Nabors Industries and Parker Wellbore 10 Note: Estimates based on Nabors and Parker forecasts, as well as Nabors consensus 2024E Total EBITDA as of 10/10/24. There can be no assurance we will meet such estimates. 2024E ($ millions) NDS Parker Total Revenue: NDS excluding Casing Running $ 234 $ - $ 234 Quail Tools - 262 262 International Surface & Tubular - 53 53 Casing Running 102 84 186 Total Revenue $ 337 $ 398 $ 735 EBITDA 137 184 321 CAPEX 18 82 100 EBITDA less CAPEX $ 119 $ 102 $ 221 NDS % of 2024E Total EBITDA 15% 30%

N A B O R S . C O M Parker Wellbore Financial Summary Nabors Industries and Parker Wellbore 11 Note: Estimate based on Parker forecast with August actual results. There can be no assurance we will meet such estimates ($ millions) 2021 2022 2023 2024E Revenue: Surface & Tubulars $ 156 $ 253 $ 311 $ 314 International Drilling 129 123 118 123 U.S. Drilling 33 55 86 98 Casing Running 53 77 72 84 Total Revenue $ 370 $ 508 $ 587 $ 618 Margin Before Overhead (MBOH): Surface & Tubulars 69 141 179 186 International Drilling 48 44 35 44 U.S. Drilling 4 17 25 35 Casing Running 16 23 20 25 Total MBOH $ 139 $ 225 $ 259 $ 290 MBOH % 37% 44% 44% 47% Overhead (91) (107) (110) (109) EBITDA $ 47 $ 118 $ 149 $ 180 CAPEX 59 75 79 92 EBITDA less CAPEX $ (12) $ 43 $ 70 $ 88

N A B O R S . C O M $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 $550 4.0 4.2 4.4 4.6 4.8 5.0 5.2 5.4 $20 $30 $40 $50 $60 $70 $80 $90 $100 $110 $120 Implied Equity Value ($ millions) Number of Shares (millions) Share Price Number of Shares (millions) Implied Parker Value ($ millions) Illustrative Collar Mechanics 12 $42.70 $99.62 $77.52 Last Price on 10/14 $71.16 Base Price $71.16 $205M floor $478M ceiling

N A B O R S . C O M Path to Margin Improvement across Businesses Nabors Industries and Parker Wellbore 13 Quail Tool margins accretive to NDS › Longer wellbore laterals › Recovery in the U.S. market › International expansion Opportunity to improve margins › Migrate to Nabors’ integrated casing running model › Lever significant position in Middle East Opportunity to improve margins › Apply Nabors’ technology and best practices › Eliminate redundancies in overlapping geographies Drilling Well Construction Surface and Tubular Rentals

N A B O R S . C O M A Solid Combination for Success Nabors Industries and Parker Wellbore 14 Financial Benefits Immediately accretive adjusted free cash flow Improves leverage metrics Substantial synergy opportunities Why Parker Wellbore? Key enabler of trend toward longer lateral wells Strong growth prospects in strategic global geographies Experienced and proven management team

N A B O R S . C O M Financial Definitions and Disclaimer 15

N A B O R S . C O M 16 Non-GAAP Definitions ; Adjusted EBITDA – Adjusted EBITDA represents net income (loss) before income (loss) from discontinued operations, net of tax, income tax expense (benefit), investment income (loss), interest expense, other, net and depreciation and amortization. Adjusted EBITDA is a non-GAAP financial measure and should not be used in isolation or as a substitute for the amounts reported in accordance with GAAP. In addition, adjusted EBITDA excludes certain cash expenses that the Company is obligated to make. However, management evaluates the performance of its operating segments and the consolidated Company based on several criteria, including adjusted EBITDA and adjusted operating income (loss), because it believes that these financial measures accurately reflect the Company’s ongoing profitability and performance. Securities analysts and investors use this measure as one of the metrics on which they analyze the Company’s performance. Other companies in this industry may compute these measures differently. ; Adjusted Free Cash Flow – Adjusted Free Cash Flow represents net cash provided by operating activities less cash used for capital expenditures, net of proceeds from sales of assets. Management believes that adjusted free cash flow is an important liquidity measure for the company and that it is useful to investors and management as a measure of the company’s ability to generate cash flow, after reinvesting in the company for future growth, that could be available for paying down debt or to return to shareholders through dividend payments or share repurchases. Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures. Adjusted free cash flow is a non-GAAP financial measure that should be considered in addition to, not as a substitute for or superior to, cash flow from operations reported in accordance with GAAP. ; Margin Before Overhead – On a country basis represents revenue less direct expenses less indirect expenses less country-level overhead.

N A B O R S . C O M No Offer or Solicitation This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended. Important Additional Information and Where to Find It This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of a vote or proxy. In connection with the proposed transaction Nabors will file with the SEC a Registration Statement on Form S-4 to register the shares of Nabors capital stock to be issued in connection with the proposed transaction. The Registration Statement will include a joint proxy statement/prospectus of Nabors and Parker. The definitive joint proxy statement/prospectus will be sent to the shareholders of each of Nabors and Parker seeking their approval of the proposed transaction and other related matters. WE URGE INVESTORS AND SECURITY HOLDERS TO READ THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS INCLUDED WITHIN THE REGISTRATION STATEMENT ON FORM S-4 AND ANY OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT PARKER, NABORS AND THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC by Nabors or Parker free of charge at the SEC's website, www.sec.gov, or from Nabors at its website, www.nabors.com, or from Parker at its website, www.parkerwellbore.com. Participants in the Solicitation Nabors and certain of its directors, executive officers and other employees, and Parker and certain of its directors, executive officers and other employees may be deemed to be participants in the solicitation of proxies for security holder approvals to be obtained for the proposed transaction. A description of participants' direct or indirect interests, by security holdings or otherwise, will be included in the joint proxy statement/prospectus. Disclaimer NABORS INDUSTRIES 17

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